The undersigned hereby affirms that there is no Social Security number contained in this document
RECORDING REOUESTED BY: HIGH TEST HAY, LLC HC76 Box 36006 Tonopah, NV 89049
AFTER RECORDATION RETURN TO: HIGH TEST HAY, LLC Attn: Mark Dowers HC76 Box 36006 Tonopah, NV 89049
SPACE ABOVE THIS LINE FOR RECORDER’S USE

OPTION AND LEASE OF WATER RIGHTS

By

HIGH TEST HAY, LLC
of Tonopah, NV

and

Star Gold Corp.
of Coeur d’Alene, ID

Water Rights Option and Lease Agreement

OPTION AND LEASE OF WATER RIGHTS

1.

Background

1

2.

HIGH TEST HAY, LLC’s Obligations

1

3.

Lease Term

2

4.

Rental

3

5.

Beneficial Use

4

6.

Liability and Indemnity

5

7.

Default

5

8.

Miscellaneous Provisions

5

8.1

Notices.

5

8.2

Sharing of Documents.

6

8.3

Inspection of Facilities.

6

8.4

Applicable Law.

6

8.5

Waiver.

6

8.6

Taxes.

6

8.7

Entire Agreement.

7

8.8

Captions.

7

8.9

Expenses of Enforcement.

7

8.10

Pronouns.

7

i

Water Rights Option and Lease Agreement

OPTION AND LEASE OF WATER RIGHTS

For good and valuable consideration, HIGH TEST HAY, LLC of Tonopah, Nevada and Star Gold Corp. (STAR GOLD) of Coeur d’Alene, Idaho hereby make this Option and Lease of Water Rights (the “Agreement”) as of this 21st day of August, 2017 (“Effective Date”).

1.

Background

1.1

HIGH TEST HAY, LLC is the owner with regard to certain water rights (the “Water Rights”) listed on the annexed Exhibit A. STAR GOLD desires to lease these Water Rights for purpose of mining and milling use. The total amount of water subject to this Option and Lease of Water Rights is 222 acres at a duty of 4.0 acre-feet/acre, or 888.00 acre feet per annum. HIGH TEST HAY, LLC has appropriated the water which is the basis of the Water Rights by means of underground sources which are located at the Nevada State Engineer (State Engineer) approved points of diversion.

1.2

HIGH TEST HAY, LLC, owns 816 acres of Water Rights for a Total Combined Duty of 3,264 acre-feet, under Nevada Division of Water Resources Permit Numbers 77989, 77994, 77997, 77998, 77999, 78001, 81634, 82515, 82516, 84400, 84427, and 84428 for irrigation use. Currently HIGH TEST HAY, LLC, has approximately 600 acres of irrigable land under production.  STAR GOLD seeks approval of the State Engineer to grant change applications which modify the Place of Use, Point of Diversion, and Manor of Use of a portion of the water right permits specified above for Mining and Milling use.

1.3

HIGH TEST HAY, LLC desires to assure itself that the Water Rights will be beneficially used for the life of the within lease in accordance with the terms of this lease.

1.4

STAR GOLD desires to assure itself that the Water Rights can be beneficially used for its mining and milling purposes

1.5

STAR GOLD desire to lease the Water Rights from HIGH TEST HAY, LLC and the parties are willing to lease the Water Rights under the terms of this Agreement.

2.

HIGH TEST HAY, LLC’s Obligations

HIGH TEST HAY, LLC agrees to the following:

2.1

To support STAR GOLD’S activities by filing applications for permits to change the point(s) of diversion, place of use, and and/or manner of use of the Water Rights as necessary to allow STAR GOLD to fully utilize the Water Rights for any lawful purpose during the term of this Agreement, at no cost to HIGH TEST HAY, LLC.  STAR GOLD shall furnish HIGH TEST HAY, LLC with information regarding the point(s) of diversion, place(s) of use of the Water Rights as necessary for the Water Rights to be used by STAR GOLD for its purposes.

2.2

HIGH TEST HAY, LLC, or an agent of its choosing, will be fully responsible for all aspects of water rights management of the approved permits to change the point(s) of diversion, place of use, and manner of use of the Water Rights as necessary to allow STAR

Water Rights Option and Lease Agreement

GOLD to fully utilize the Water Rights for any lawful purpose during the term of this Agreement, at no cost to HIGH TEST HAY, LLC. This includes all State Engineer requirements, but not limited to filing change applications, proof of completion, proof of beneficial use, extensions of time, pumping data submissions, associated engineering consulting fees, and monitoring requirements. HIGH TEST HAY, LLC will be reimbursed by STAR GOLD for the on-going management of the Water Rights.  HIGH TEST HAY, LLC agrees to use Turnipseed Engineering, LTD, or other experienced Nevada water rights firms for the work who will charge customary rates.

2.3

HIGH TEST HAY, LLC will not be responsible for any costs associated with transferring water rights for use by STAR GOLD. HIGH TEST HAY, LLC will be responsible for the costs associated with transferring the water rights back to use by HIGH TEST HAY, LLC after the termination of this lease.

2.4

HIGH TEST HAY, LLC will coordinate with STAR GOLD and allow it to fully review and approve, using reasonable judgement, any and all documentation required to be submitted to the State Engineer for all aspects of water rights management for permits to change the point(s) of diversion, place of use, and manner of use of the Water Rights.

3.

Lease Term

3.1

The initial term of this lease is for ten (10) years commencing on the date from which the first ore is placed on the leach pad.

3.2

STAR GOLD is hereby granted two (2) options, each for extending the lease for an additional ten-year (10) term (for the avoidance of doubt, this Agreement grants STAR GOLD the ability to lease the Water Rights for up to a total of thirty (30) consecutive years). Each option to extend the lease shall be exercised by written notice to HIGH TEST HAY, LLC given by STAR GOLD not more than twenty-four (24) months and not less than twelve (12) months prior to the end of the then current term.

3.3

Should STAR GOLD fail to notify HIGH TEST HAY, LLC of STAR GOLD’S intent to exercise an option of extending the lease for an additional ten (10) year term pursuant to the terms or conditions outlined in Section 3.2, this lease shall expire at the end of the then current term. All rights to the appropriation of the water which are the subject matter of this lease then will revert to HIGH TEST HAY, LLC.

3.4

STAR GOLD may cancel this lease if the State Engineer denies permits to change the point(s) of diversion, place of use, and manner of use of the Water Rights, or if mine operating permits are not obtained within three (3) years from the Effective Date of this lease agreement.

3.5

STAR GOLD may terminate this lease upon one hundred (180) days’ written notice to HIGH TEST HAY, LLC.  In the event Star Gold terminates this lease pursuant to this Section 3.5, Star Gold shall nevertheless be obligated to pay, according to the terms of this lease, all rental payments until the earlier of twelve (12) months following the notice of termination or until any of the water leased hereby is utilized or re-leased by HIGH TEST HAY, LLC.

Water Rights Option and Lease Agreement

3.6

STAR GOLD may assign its right, title and interest in and to this lease in conjunction with a Change in Control transaction.  Change in Control means; (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or equity transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company’s equity holders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control hereunder); or (ii) a sale of all or substantially all of the assets of the Company.

3.7

STAR GOLD shall pay costs incurred in applying for and obtaining approval of any permits it needs to utilize the water leased under this Agreement, including without loss of generality any permits from the State Engineer for transferring the Water Rights to STAR GOLD’S project location. These separate costs incurred are to be paid within thirty (30) days of receipt of invoices for such costs by STAR GOLD and are not included as part of the rents for lease of Water Rights.

3.8

It is expected that temporary change applications are to be filed with the State Engineer’s Office annually to change the point(s) of diversion, place of use, and manner of use of Water Rights as necessary to allow STAR GOLD to fully utilize the Water Rights for any lawful purpose during the term of this Agreement.  Permanent change applications will not be filed, unless written authorization is provided by HIGH TEST HAY, LLC, as the resulting permit will remove the consumptive use portion of the water right.

3.9

If applications to change the point(s) of diversion, place of use, and manner of use of Water Rights are protested, STAR GOLD is solely responsible for addressing and/or litigating said protests.  STAR GOLD may litigate the protests but is not obligated to do so.

3.10

Water Rights and any change applications of Water Rights will remain in HIGH TEST HAY, LLC’s name for the duration of this lease.

3.11

A copy of this Agreement will be filed at the State Engineer’s Office for its records.

4.

Rental

4.1

STAR GOLD shall pay HIGH TEST HAY, LLC for Water Rights at the rate of $190.00 per acre-foot per annum, as adjusted. This amounts to an obligation of $168,720.00 per year ($42,180.00 per quarter), as adjusted, as rental for the Water Rights. One-quarter of the annual rent shall be paid on the first day of each quarter (January 1st, April 1st, July 1st, and October 1st), without grace, to HIGH TEST HAY, LLC, LLC, HC 76 Box 36006, Tonopah, NV 89445. Changes to Payment Address shall be provided to STAR GOLD in writing by HIGH TEST HAY, LLC, no less than thirty (30) days prior to the next scheduled payment. The first quarterly lease payment will commence from and be paid within 10 days of the date of the first ore being placed on the leach pad. This first payment will be prorated according to the number of

Water Rights Option and Lease Agreement

days left in the quarter, but not more than $42,180.00. All future payments will be made on the quarterly schedule in the amounts listed above. The last payment of the ten-year term will be $42,180.00 minus (-) the prorated first payment amount.

4.2

STAR GOLD shall pay $25,000.00 to HIGH TEST HAY, LLC on the Effective Date for a three (3) year option to commence the lease. This option money is not refundable. If mine operating permits are not obtained within three (3) years from the Effective Date of this Agreement, Star Gold at its sole discretion, may continue the option and lease annually with an additional $25,000 payment each year for up to three (3) additional years.  Each of these additional $25,000.00 payments, if made, are not refundable.

4.3

If the lease is renewed at the end of the initial ten (10) year period, the Consumer Price Index (CPI) for the previous 10 years will be analyzed and used to calculate a new lease cost for the next 10 years.  If the lease is renewed at the end of the second ten (10) year period, the Consumer Price Index (CPI) for the second 10-year period will be analyzed and used to calculate a new lease cost for the final 10 years

4.4

If the Water Rights are reduced due to any regulatory reason, the adjusted or unadjusted annual rent shall be reduced in proportion to the reduction of the Water Rights effective on the date of the reduction.

4.5

STAR GOLD shall have the right to terminate this Agreement by written notice to HIGH TEST HAY, LLC, if at any time during the term of this Agreement, STAR GOLD is prevented from using the Water Rights obtained hereunder because of judicial orders, court decrees or local, state or federal laws, rules or regulations now or hereinafter in effect.

5.

Beneficial Use

5.1

STAR GOLD shall make every effort to beneficially use all of the leased Water Rights to keep them in good standing.  Until full beneficial use is made, STAR GOLD shall provide required information to HIGH TEST HAY, LLC which shall file necessary applications for extension of time.

5.2

STAR GOLD must provide monthly pumping volume data and well level data of all leased Water Rights (or change applications of leased Water Rights) to HIGH TEST HAY, LLC on a regular basis, or as requested by HIGH TEST HAY, LLC. HIGH TEST HAY, LLC, or an agent of its choosing, will then analyze this data prior to any submission of data to the State Engineer’s Office.

5.3

HIGH TEST HAY, LLC shall, pursuant to the terms and conditions of this Agreement, be allowed to continue utilizing all water rights for irrigation until that date which is six (6) months after the date STAR GOLD gives HIGH TEST HAY, LLC written notice that STAR GOLD needs to begin drawing upon the 888 acre-feet for its own use and purposes (the “Irrigation Termination Date”).  The use, by HIGH TEST HAY, LLC, of these 888 acre-feet of Water Rights shall not affect the rental charges listed in Section 4.1 of this Agreement. From the Effective Date until the Irrigation Termination Date, HIGH TEST HAY, LLC shall make full beneficial use of the of the remaining water rights and shall not do or perform any act which could jeopardize the use of those 888 acre-feet of water rights leased by STAR GOLD.

Water Rights Option and Lease Agreement

5.4

If STAR GOLD fails to place all 888.00 acre-feet annum of Water Rights to full beneficial use, and it has determined that it will never place all 888.00 acre-feet annum of Water Rights to full beneficial use, then HIGH TEST HAY, LLC has the right to withhold the unused portions of the said 888.00 acre-feet per annum of Water Rights in the following years temporary change applications and use said unused portions as it desires. If STAR GOLD fails to place all 888.00 acre-feet annum of Water Rights to beneficial use, this failure does not change the rental charges listed in Section 4.1 of this Agreement for the Water Rights which are put to beneficial use.

6.

Liability and Indemnity

6.1

STAR GOLD hereby indemnifies HIGH TEST HAY, LLC, its officers, employees, servants, agents, subsidiaries or affiliates and agrees to hold them harmless against all claims, demands, damages, personal injury, illness, death, property damage or loss incurred by any person, animal, fish, plant or geological or meteorological feature as a result of or in connection with STAR GOLD’S use of the Water Rights.

6.2

STAR GOLD shall comply with all laws and regulations, whether of federal, state or local jurisdictions, applicable to the subject matter of this Agreement. STAR GOLD shall have sole responsibility to dispose of water it produces hereunder. STAR GOLD is solely responsible for all environmental and any other regulatory requirements regarding the use of Water Rights under this lease.

6.3

HIGH TEST HAY, LLC hereby indemnifies STAR GOLD, its officers, employees, servants, agents, subsidiaries or affiliates and agrees to hold them harmless against all claims, damages, personal injury, illness, death, property damage or losses of any kind incurred by any person, animal, fish, plant or geological or meteorological feature as a result of or in connection with HIGH TEST HAY, LLC’s use of the 600 acres of water rights for irrigation  and/or any losses of any kind as a result of loss of use of the Water Rights, or any of them by virtue of HIGH TEST HAY, LLC’s failure to make timely filings with the State Engineer as required herein.

7.

Default

In the event STAR GOLD defaults in the payment of money required hereunder and does not cure said default within 20 days after written notice, in addition to any other remedies provided by law, HIGH TEST HAY, LLC may retake possession of the water, and apply the water to other uses at its discretion. Such retaking possession of the water and application of the water to other uses shall not terminate this lease, and the rental reserved hereunder shall continue to fall due from month to month until the end of the lease, and the rental hereunder shall only be reduced by the amount that remains after cash revenues obtained by HIGH TEST HAY, LLC from the use or leasing of the Water Rights have been applied to attorney fees, costs of repossession, costs of proceeding before the State Engineer to reestablish beneficial uses of the water, costs incurred under this Agreement, and costs of equipment, labor and engineering needed to apply the water to beneficial use.

Water Rights Option and Lease Agreement

8.

Miscellaneous Provisions

8.1

Notices.

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given when delivered in person to the person to whom the notice is directed or three days after deposit in the United States mail, certified mail, return receipt requested (addressee only), first-class postage prepaid, postmarked no later than three days prior to the effective day of the notice, or by telegram, cable, or acknowledged telefax, charges prepaid, to the party addressed (or to such other address or attention as the party to be given such notice may designate by notice to the other party in the manner herein prescribed) as follows:

If to HIGH TEST HAY, LLC:

Mark Dowers
HC 76 Box 36006

Tonopah, NV 89049

If to STAR GOLD:
Lindsay Gorrill, Chairman
Star Gold Corporation
611 East Sherman Avenue
Coeur d’Alene, ID 83814

8.2

Sharing of Documents.

HIGH TEST HAY, LLC shall furnish STAR GOLD, and STAR GOLD shall furnish HIGH TEST HAY, LLC with copies of all papers it submits to the State Engineer or any other tribunal with respect to the Water Rights at the same time it serves the papers upon parties to a proceeding or files them, whichever is earlier.

8.3

Inspection of Facilities.

HIGH TEST HAY, LLC or an agent of its choosing may upon reasonable notice inspect the facilities of STAR GOLD for use in management of Water Rights.

8.4

Applicable Law.

This Agreement shall be construed under the laws of the state of Nevada. Except as otherwise provided herein, all remedies at law, in equity, by statute, or otherwise shall be cumulative and may be enforced concurrently therewith or from time to time and the election of anyone or more shall not constitute a waiver of the right to pursue other available remedies.

8.5

Waiver.

Forbearance in enforcing any remedy granted by this Agreement shall not be deemed a waiver thereof nor shall it be the basis of an inference that a party hereto has waived any provision hereof or that a party has waived a remedy available at law or in equity. No consent by

Water Rights Option and Lease Agreement

any party to any departure from here shall be effective unless in writing, and then only to the extent stated in such writing. No notice in any particular circumstance shall entitle a party to notice in the same or similar circumstance unless notice is required hereunder.

8.6

Taxes.

STAR GOLD shall pay all taxes imposed upon the Water Rights during the term hereof.

8.7

Entire Agreement.

This Agreement merges all previous negotiations between the parties hereto, supersedes all prior discussions and correspondence between the parties, and constitutes the entire Agreement and understanding between the parties with respect to the subject matter of this Agreement. No alteration, modification, or change of this Agreement shall be valid except by a written instrument executed by the parties.

8.8

Captions.

The captions of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8.9

Expenses of Enforcement.

If any party starts an action to enforce any provision of this Agreement or for damages by reason of an alleged breach hereof, the court shall award the prevailing party judgment for all costs and expenses, including reasonable attorney’s fees and costs, incurred in connection with such action, to be paid by the other party hereto.

8.10

Pronouns.

In this Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall include all genders.

[signature page to follow]

Water Rights Option and Lease Agreement

[signature page to Star Gold Corp.-High Test Hay, LLC Water Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective once both parties have signed and delivered signed copies to one another.

Star Gold Corp. of Coeur d’Alene, ID By /s/ Kelly J. Stopher____________________ Name Kelly J. Stopher Title Chief Financial Officer Date August 21, 2017_____________________
HIGH TEST HAY, LLC of Winnemucca, NV By /s/ Mark Dowers______________________ Name Mark Dowers Title Manager___________________________ Date August 15, 2017_____________________

Water Rights Option and Lease Agreement

STATE OF WASHINGTON )
: ss.
COUNTY OF SPOKANE )

On this 21st day of AUGUST, 2017, personally appeared before me Kelly J. Stopher, personally known to me to be the authorized representative of STAR GOLD CORP. of Coeur d'Alene, ID, who acknowledged to me that he signed the foregoing instrument as Authorized Agent for said Corporation for the purposes stated herein.

Notary Public
State of Washington
P M Nasch
Commission Expires 03-14-19

P.M. Nasch
NOTARY PUBLIC
Residing at: Spokane WA.

My Commission Expires:
3.14.19

STATE OF NEVADA )
: ss.
COUNTY OF NYE )

On this 15th day of August, 2017, personally appeared before me Mark Dowers, personally known to me to be the authorized representative of HIGH TEST HAY, LLC, LLC of ~~Winnemucca, NV~~, who acknowledged to me that he signed the foregoing instrument as Authorized Agent for said LLC, that the seal impressed on the within instrument is the seal of said LLC, and the said Mark Dowers acknowledged to me that said LLC executed the same.

Christine L Mulkerns
NOTARY PUBLIC
Residing at: Tonopah, NV

My Commission Expires:
12/7/2018

CHRISTINE L. MULKERNS
NOTARY PUBLIC
STATE OF NEVADA
APPT. NO. 06-109782-14
MY APPT. EXPIRES DEC. 7, 2018

9

Water Rights Option and Lease Agreement

Water Rights Option and Lease Agreement

EXHIBIT A

Water Rights of HIGH TEST HAY, LLC to be leased by STAR GOLD

HIGH TEST HAY, LLC is the current owner of the following Underground water rights located in the State of Nevada in Nevada Hydrographic Area No. 149 - Stone Cabin Valley, and plans on leasing them to Star Gold Corporation per the terms of this Agreement:

Nevada Water Right Permits:

Permit 77999 – 768 AFA

Portion of Permit 82515 - 120 AFA

TOTAL = 888.00 AFA

A-1

Water Rights Option and Lease Agreement